Quarterly Holdings Report
for
Fidelity® Investment Grade Securitized ETF
May 31, 2023
FIG-NPRT3-0723
1.9900961.102
U.S. Treasury Obligations - 14.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds:
3.625% 2/15/53	90,000	86,442
3.625% 5/15/53	15,000	14,433
U.S. Treasury Notes:
3.5% 2/15/33	25,000	24,703
3.625% 5/15/26	90,000	88,959
3.75% 4/15/26	35,000	34,694
3.875% 4/30/25	10,000	9,891
3.875% 1/15/26	11,000	10,923
4% 2/28/30	15,000	15,240
4.25% 12/31/24	66,000	65,518
4.375% 10/31/24	91,000	90,417
4.625% 2/28/25	12,000	12,007
TOTAL U.S. TREASURY OBLIGATIONS (Cost $457,369)		453,227

U.S. Government Agency - Mortgage Securities - 126.9%
	Principal Amount (a)	Value ($)
Fannie Mae - 29.1%
1.5% 1/1/37 to 1/1/51	125,516	104,447
2% 11/1/41	24,979	21,469
2.5% 12/1/32 to 1/1/52	231,404	206,073
3% 11/1/34 to 5/1/52	99,492	91,602
3.5% 3/1/45 to 7/1/51	162,319	151,280
4% 5/1/40 to 6/1/52	107,233	102,703
4.5% 7/1/47 to 7/1/52	130,883	129,262
5% 10/1/52 to 12/1/52 (b)(c)	97,335	96,336
6% 11/1/52	24,191	24,512
TOTAL FANNIE MAE		927,684
Freddie Mac - 28.6%
1.5% 1/1/51 to 4/1/51	116,196	90,828
2% 6/1/35 to 11/1/51	287,743	248,032
2.5% 7/1/36 to 2/1/51	314,696	276,396
3% 9/1/34 to 2/1/50	89,369	81,432
3.5% 8/1/51	44,763	41,489
4% 3/1/49 to 2/1/53	80,837	77,158
5.5% 10/1/52 to 4/1/53	97,975	98,917
TOTAL FREDDIE MAC		914,252
Ginnie Mae - 27.4%
2% 1/20/51	36,924	31,400
2% 6/1/53 (d)	100,000	84,797
2% 6/1/53 (d)	50,000	42,398
2% 6/1/53 (d)	75,000	63,598
2% 7/1/53 (d)	50,000	42,441
2% 7/1/53 (d)	100,000	84,883
2.5% 7/20/51	82,766	72,374
2.5% 6/1/53 (d)	50,000	43,665
2.5% 6/1/53 (d)	50,000	43,665
2.5% 6/1/53 (d)	25,000	21,832
2.5% 7/1/53 (d)	50,000	43,704
3% 6/1/53 (d)	50,000	44,964
3% 6/1/53 (d)	50,000	44,964
3% 6/1/53 (d)	25,000	22,482
3% 7/1/53 (d)	50,000	44,999
3.5% 6/1/53 (d)	50,000	46,338
3.5% 6/1/53 (d)	25,000	23,169
4.5% 6/1/53 (d)	50,000	48,556
5.5% 6/1/53 (d)	25,000	24,972
TOTAL GINNIE MAE		875,201
Uniform Mortgage Backed Securities - 41.8%
1.5% 6/1/53 (d)	50,000	38,987
2% 6/1/38 (d)	50,000	44,771
2% 6/1/38 (d)	25,000	22,385
2% 6/1/53 (d)	100,000	82,223
2% 6/1/53 (d)	50,000	41,111
2% 6/1/53 (d)	50,000	41,111
2% 6/1/53 (d)	100,000	82,223
2% 6/1/53 (d)	50,000	41,111
2% 6/1/53 (d)	50,000	41,111
2% 6/1/53 (d)	125,000	102,778
2% 6/1/53 (d)	75,000	61,667
2% 7/1/53 (d)	100,000	82,344
2% 7/1/53 (d)	100,000	82,344
2% 7/1/53 (d)	50,000	41,172
2.5% 6/1/38 (d)	50,000	46,238
2.5% 6/1/53 (d)	100,000	85,410
3% 6/1/53 (d)	100,000	88,602
3% 6/1/53 (d)	50,000	44,301
3% 6/1/53 (d)	50,000	44,301
3.5% 6/1/53 (d)	25,000	22,936
4.5% 6/1/53 (d)	25,000	24,189
5% 6/1/38 (d)	25,000	24,937
5% 6/1/53 (d)	50,000	49,244
5.5% 6/1/53 (d)	50,000	49,967
5.5% 7/1/53 (d)	50,000	49,961
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		1,335,424
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $4,214,063)		4,052,561

Asset-Backed Securities - 0.8%
	Principal Amount (a)	Value ($)
Carmax Auto Owner Trust Series 2023 2 Class A2A, 5.5% 6/15/26	10,000	9,958
CNH Equipment Trust Series 2023 A Class A2, 5.34% 9/15/26	5,000	4,981
Gm Financial Automobile Leasing Series 2023-2 Class A2A, 5.44% 10/20/25	1,000	998
GM Financial Consumer Automobile Re Series 2023 2 Class A3, 4.47% 2/16/28	2,000	1,983
Verizon Master Trust Series 2023 2 Class A, 4.89% 4/13/28	6,000	5,979
World Omni Auto Receivables Trust Series 2023 B:
Class A2A, 5.25% 11/16/26	1,000	995
Class A3, 4.66% 5/15/28	2,000	1,991
TOTAL ASSET-BACKED SECURITIES (Cost $27,000)		26,885

Collateralized Mortgage Obligations - 6.2%
	Principal Amount (a)	Value ($)
Private Sponsor - 4.8%
Ajax Mortgage Loan Trust sequential payer Series 2021-E Class A1, 1.74% 12/25/60 (e)	75,405	62,499
Cascade Funding Mortgage Trust Series 2021-EBO1 Class A, 0.9849% 11/25/50 (e)(f)	41,267	38,874
Preston Ridge Partners Mortgage Trust Series 2021-2 Class A1, 2.115% 3/25/26 (e)	56,293	52,793
TOTAL PRIVATE SPONSOR		154,166
U.S. Government Agency - 1.4%
Fannie Mae sequential payer Series 2022-3 Class N, 2% 10/25/47	25,000	21,642
Freddie Mac sequential payer Series 2022-5198 Class BA, 2.5% 11/25/47	24,899	22,335
TOTAL U.S. GOVERNMENT AGENCY		43,977
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $217,409)		198,143

Commercial Mortgage Securities - 11.1%
	Principal Amount (a)	Value ($)
BANK sequential payer:
Series 2018-BN14 Class A4, 4.231% 9/15/60	20,000	19,043
Series 2023-5YR1:
Class A2, 5.779% 4/15/56	10,000	10,122
Class A3, 6.26% 4/15/56	10,000	10,357
BX Commercial Mortgage Trust floater Series 2021-PAC Class A, 1 month U.S. LIBOR + 0.680% 5.7971% 10/15/36 (e)(f)(g)	100,000	96,543
Citigroup Commercial Mortgage Trust sequential payer Series 2019-C7 Class A4, 3.102% 12/15/72	15,626	13,739
Freddie Mac:
sequential payer:
Series 2016-K054 Class A2, 2.745% 1/25/26	7,562	7,240
Series 2021-K126 Class A2, 2.074% 1/25/31	10,000	8,526
Series 2021-K127 Class A2, 2.108% 1/25/31	10,000	8,543
Series 2022-K141 Class A2, 2.25% 2/25/32	5,000	4,242
Series 2022-K142 Class A2, 2.4% 3/25/32	40,000	34,308
Series 2022-K145 Class A2, 2.58% 5/25/32	10,000	8,685
Series K047 Class A2, 3.329% 5/25/25	12,309	11,943
Freddie Mac Multi-family Structured pass-thru certificates sequential payer Series 2015 K045 Class A2, 3.023% 1/25/25	7,236	7,008
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, 1 month U.S. LIBOR + 1.200% 6.307% 5/15/31 (e)(f)(g)	100,000	93,488
sequential payer Series 2014-LC16 Class A5, 3.817% 8/15/50	20,000	19,422
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $363,503)		353,209

Money Market Funds - 9.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (h) (Cost $294,047)	293,989	294,047

TOTAL INVESTMENT IN SECURITIES - 168.4% (Cost $5,573,391)	5,378,072
NET OTHER ASSETS (LIABILITIES) - (68.4)%	(2,185,253)
NET ASSETS - 100.0%	3,192,819

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 6/1/53	(50,000)	(42,398)
2% 6/1/53	(100,000)	(84,797)
2.5% 6/1/53	(50,000)	(43,665)
3% 6/1/53	(50,000)	(44,964)
3.5% 6/1/53	(25,000)	(23,169)

TOTAL GINNIE MAE		(238,993)

Uniform Mortgage Backed Securities
2% 6/1/38	(25,000)	(22,385)
2% 6/1/38	(25,000)	(22,385)
2% 6/1/53	(75,000)	(61,667)
2% 6/1/53	(100,000)	(82,223)
2% 6/1/53	(100,000)	(82,223)
2% 6/1/53	(50,000)	(41,111)
2.5% 6/1/38	(50,000)	(46,238)
2.5% 6/1/53	(50,000)	(42,705)
3% 6/1/53	(50,000)	(44,301)
3.5% 6/1/53	(25,000)	(22,936)
5.5% 6/1/53	(50,000)	(49,967)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(518,141)

TOTAL TBA SALE COMMITMENTS (Proceeds $(757,836))		(757,134)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	2	Sep 2023	228,938	(442)	(442)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	3	Sep 2023	327,234	392	392
CBOT Long Term U.S. Treasury Bond Contracts (United States)	2	Sep 2023	256,688	(2,708)	(2,708)

TOTAL FUTURES CONTRACTS					(2,758)
The notional amount of futures sold as a percentage of Net Assets is 25.4%

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)	Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	30,000	664	(274)	390
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	10,000	221	(110)	111
CMBX N.A. BBB Index Series 16	Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	3,000	944	(888)	56

TOTAL CREDIT DEFAULT SWAPS						1,829	(1,272)	557

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount(2)	Value ($)	Upfront Premium Received/ (Paid) ($)(3)	Unrealized Appreciation/ (Depreciation) ($)
3.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Jun 2025	204,000	2,230	0	2,230
3.25%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Jun 2028	112,000	2,240	0	2,240
3%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Jun 2030	56,000	1,291	0	1,291
TOTAL INTEREST RATE SWAPS							5,761	0	5,761

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted.

(3)Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(4)Represents floating rate.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $46,645.
(c)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $17,206.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $344,197 or 10.8% of net assets.

(f)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(g)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	812,433	1,688,423	2,206,809	17,602	-	-	294,047	0.0%
Total	812,433	1,688,423	2,206,809	17,602	-	-	294,047

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. U.S. Government Agency - Mortgage Securities, Asset-Backed Securities, Collateralized Mortgage Obligations and Commercial Mortgage Securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Interest Rate Swaps: Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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